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                                                                  EXHIBIT NO. 21
                       SUBSIDIARIES OF KEMPER CORPORATION
                              AS OF MARCH 24, 1995

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                                                                                                   JURISDICTION OF
NAME OF SUBSIDIARY                                                                                  INCORPORATION
-------------------                                                                                ---------------
Federal Kemper Life Assurance Company...........................................................    Illinois
Kemper Asset Holdings, Inc. ....................................................................    Delaware
Kemper International Management, Inc. ..........................................................    Delaware
Kemper Portfolio Corp. .........................................................................    Delaware
  FKLA Realty Corporation.......................................................................    Illinois
Kemper Financial Companies, Inc. ("KFC")1.......................................................    Delaware
  Kemper Financial Services, Inc. ..............................................................    Delaware
     Kemper Advisors, Inc. .....................................................................    Delaware
     Kemper Distributors, Inc. .................................................................    Delaware
     Kemper Asset Management Company............................................................    Delaware
     Kemper Investment Management Company Limited...............................................    England
     Kemper Sales Company.......................................................................    Delaware
     Kemper Service Company.....................................................................    Delaware
       Supervised Service Company, Inc. ........................................................    Delaware
     INVEST Financial Corporation Holding Company (96.0% owned).................................    Delaware
       INVEST Financial Corporation.............................................................    Delaware
     Selected Financial Services, Inc. .........................................................    Illinois
  Kemper Investors Life Insurance Company.......................................................    Illinois
     Investors Brokerage Services, Inc. ........................................................    Delaware
  Kemper Securities Holdings, Inc. .............................................................    Delaware
     Kemper Securities, Inc. ...................................................................    Delaware
       Kemper Clearing Corp. ...................................................................    Delaware
     Beta Systems Inc. .........................................................................    Wisconsin
     Carnegie Administration Corp. .............................................................    New York
     Kemper Asset Leasing Corp. ................................................................    Delaware
     Kemper Mortgage Group, Inc. ...............................................................    Delaware
       Gateway Mortgage Acceptance Corporation..................................................    Delaware
  KFC Portfolio Corp. ..........................................................................    Delaware
     Kemper/Cymrot, Inc. .......................................................................    Delaware
       Kemper/Cymrot Management, Inc. ..........................................................    Georgia
     Kemper Real Estate, Inc. ..................................................................    Delaware
     KILICO Realty Corporation..................................................................    Illinois
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1 Certain designated employees of subsidiaries of KFC own securities constituting, convertible into or exercisable for approximately 3.15% of the common stock of KFC as of December 31, 1994.